UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2025

Zoom Communications, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38865	61-1648780
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 Almaden Boulevard, 6th Floor

San Jose, California 95113

(Address of principal executive offices and Zip Code)

(888) 799-9666

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value per share	ZM	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Director Resignation

On August 14, 2025, Peter Gassner notified Zoom Communications, Inc. (the “Company”) of his decision to resign as a member of the Company’s board of directors (the “Board”), effective August 31, 2025. Mr. Gassner’s decision was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Appointment of Principal Accounting Officer

On August 14, 2025, the Board appointed Kimberly McGarry, the Company’s Chief Accounting Officer, to the role of the Company’s principal accounting officer, effective immediately, to replace Michelle Chang, the Company’s Chief Financial Officer, who had previously held that role.

Ms. McGarry, age 51, has served as the Company’s Chief Accounting Officer since June 2025. Ms. McGarry has over twenty years of experience in accounting and financial reporting. Prior to her role at the Company, she served as the Chief Accounting Officer for Circana, Inc., a market research and technology company, from January 2024 to August 2024, and as the Chief Accounting Officer of Morningstar, Inc., a financial services firm, from May 2018 to January 2024. Ms. McGarry holds a B.S. from Miami University and an M.B.A. from the University of Chicago Booth School of Business and is a Certified Public Accountant.

The Company and Ms. McGarry have entered into an offer letter (the “Offer Letter”), which provides for an annual base salary of $425,000 and a target annual bonus of 55% of her base salary, which will be prorated for fiscal year 2026. The Offer Letter also provides for an initial grant of restricted stock units (“RSUs”) with a target value of $4,000,000. The RSUs will vest over a four-year period, with 25% of the RSUs vesting upon the one-year anniversary of the grant date, and an additional 6.25% of the RSUs vesting each quarter thereafter, subject to Ms. McGarry’s continued service with the Company through each such vesting date. Ms. McGarry has entered into the Company’s standard form of indemnification agreement between the Company and its directors and officers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Zoom Communications, Inc.

Dated: August 15, 2025	By:	/s/ Aparna Bawa
Aparna Bawa
Chief Operating Officer

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